T. Rowe Price Dynamic Credit Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024, as supplemented

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

T. Rowe Price International Ltd (Price International) is added as an investment subadviser to the fund.

Kenneth Antony Orchard is joining Steven E. Boothe as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Orchard joined T. Rowe Price in 2010.

In Section 2 of the Prospectus, the disclosure under “Investment Adviser(s)” is supplemented as follows:

T. Rowe Price has entered into a subadvisory agreement with Price International under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price International is registered as an investment adviser with the SEC, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is headquartered in London and has several branch offices around the world. Price International is a direct subsidiary of T. Rowe Price and its address is Warwick Court, 5 Paternoster Square, London, EC4M 7DX, United Kingdom.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Kenneth Antony Orchard is joining Steven E. Boothe as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Orchard joined the Firm in 2010, and his investment experience dates from 2004. He has served as a portfolio manager with the Firm throughout the past five years.

The date of this supplement is August 6, 2024.

F1175-042 8/6/24